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                                                                    EXHIBIT 10.5

                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                            AWARD FORMULAS AND PERFORMANCE GOALS
                                                         CHIEF FINANCIAL OFFICER
                                                       EFFECTIVE JANUARY 1, 2001
                                                                 ---------------


In accordance with the terms of the M/I Schottenstein Homes Executive Officer Compensation Plan (the "Plan"), the Executive Officer Compensation Committee (the "Committee") shall, for each Participant, establish the award formulas and performance goals (as those terms are defined in the plan) to be measured to determine the amount of bonus awards for each plan year. The following are the performance goals and award formulas for the 2001 Plan Year for the Chief Financial Officer. Subject to the maximum limit set forth in Section 7.4 of the Plan, the Chief Financial Officer is eligible to receive for the 2001 plan year shall be an amount equal to 175% of his 2001 base salary.

NOTE:  IN THE FOLLOWING CRITERIA, INCREMENTS BETWEEN LEVELS ARE PRORATED.
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I.       ACTUAL NET INCOME: In the event the actual net income of the Company is at least 50% of budgeted net income, the above individual will receive a given percentage of December 31 base salary as per the following schedule:


                 Net Income as a Percentage of Budget:              Percentage of December 31 Base Salary
                 -------------------------------------                            Awarded:
                                                                                  --------
                            50.00% - 54.99%                                        15.00%
                            55.00% - 59.99%                                        17.50%
                            60.00% - 64.99%                                        20.00%
                            65.00% - 69.99%                                        25.00%
                            70.00% - 74.99%                                        30.00%
                            75.00% - 79.99%                                        32.50%
                            80.00% - 84.99%                                        35.00%
                            85.00% - 89.99%                                        37.50%
                            90.00% - 94.99%                                        40.00%
                            95.00% - 99.99%                                        42.50%
                           100.00% - 101.99%                                       45.00%
                           102.00% - 103.99%                                       55.00%
                           104.00% +                                               65.00%


II. If the Company achieves at least a 92% affirmative response to Question Number 14 on the Homeowner Questionnaire, the above individual will receive a given portion of his December 31 base salary as follows:


                  Customer Response Achieved:                          Percent of December 31 Salary:
                  ---------------------------                          ------------------------------
                          92.00% - 92.99%                                            20.00%
                          93.00% - 93.99%                                            25.00%
                          94.00% - 94.99%                                            30.00%
                          95.00% - 95.99%                                            35.00%
                          96.00% - 96.99%                                            40.00%
                          97.00% - 97.99%                                            45.00%
                          98.00% - 98.99%                                            50.00%
                          99.00% - 99.99%                                            55.00%
                          100%                                                       60.00%


* NOTE: IF THE CUSTOMER RESPONSE LEVEL IS LESS THAN 92%, AND THE PLAN MAXIMUM
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HAS BEEN MET, THE BONUS PAYMENT WILL BE REDUCED BY 10%.
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                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                            AWARD FORMULAS AND PERFORMANCE GOALS
                                                         CHIEF FINANCIAL OFFICER
                                                       EFFECTIVE JANUARY 1, 2001
                                                                 ---------------

III. If the Return on Equity (defined as net income for 2001, divided by equity at the beginning of the calendar year) of the Corporation is at least 10% , the above individual will receive a given portion of his December 31 base salary as follows:


                  Return on Equity Results:                   Percentage of December 31 Salary:
                  -------------------------                   ---------------------------------
                          10.00%                                           10.00%
                          11.00%                                           15.00%
                          12.00%                                           20.00%
                          13.00%                                           25.00%
                          14.00%                                           30.00%
                          15.00%                                           35.00%
                          16.00%                                           40.00%
                          17.00%                                           45.00%
                          18.00%                                           50.00%
                          19.00%                                           55.00%
                          20.00%                                           60.00%


PAYMENT
-------

In accordance with the terms of the Plan, the Committee will determine the amount of the award earned by the Chief Financial Officer after the end of the 2001 Plan Year. Of this amount, not less than 5% will be paid in Company stock under the 1998 Executive Deferred Compensation Plan. The individual must be employed in this capacity with the Company on the date the bonuses are distributed to receive a bonus. No amounts are considered due or payable if the employment relationship with the Company is terminated.

ACKNOWLEDGED:

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                   Name                                          Date



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